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HALTER MARINE GROUP, INC.
________________________________________________________________________________




                METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA

                  METLIFE DEFINED CONTRIBUTION GROUP PROGRAM

                        401(k) PLAN ADOPTION AGREEMENT

                                      FOR

             HALTER MARINE GROUP, INC. 401(k) PROFIT SHARING PLAN










NON-STANDARDIZED 401(k)

FORM 009

NOVEMBER 29, 1994

      (C) Copyright 1994, MetLife Security Insurance Company of Louisiana
                             All rights reserved.

________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP
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HALTER MARINE GROUP, INC.
________________________________________________________________________________


                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

PART A - GENERAL INFORMATION.................................................  1
     A.1 EMPLOYER INFORMATION................................................  1
     A.2 ADOPTION OR AMENDMENT OF PLAN.......................................  2
     A.3 PLAN YEAR...........................................................  3

PART B - ELIGIBILITY, SERVICE AND ENTRY DATES................................  4
     B.1 ELIGIBILITY.........................................................  4
     B.2 SERVICE RULES.......................................................  5
     B.3 ENTRY DATES.........................................................  8

PART C - CONTRIBUTIONS.......................................................  9
     C.1 PARTICIPANT SAVINGS CONTRIBUTIONS...................................  9
     C.2 EMPLOYER MATCHING CONTRIBUTIONS..................................... 11
     C.3 EMPLOYER PROFIT SHARING CONTRIBUTIONS............................... 16
     C.4 PLAN COMPENSATION................................................... 19
     C.5 FORFEITURES......................................................... 22
     C.6 QUALIFIED MATCHING AND NON-ELECTIVE CONTRIBUTIONS................... 23
     C.7 EMPLOYER SECURITIES................................................. 23
     C.8 INVESTMENT DIRECTION................................................ 23

PART D - VESTING, LOANS, WITHDRAWALS AND RETIREMENT DATES.................... 24
     D.1 VESTING............................................................. 24
     D.2 LOANS............................................................... 27
     D.3 IN-SERVICE WITHDRAWALS.............................................. 31
     D.4 RETIREMENT DATES

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METLIFE DEFINED CONTRIBUTION GROUP
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HALTER MARINE GROUP, INC.
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     D.5 PLAN DISTRIBUTIONS.................................................. 31

PART E - MISCELLANEOUS....................................................... 33
     E.1 PLAN ADMINISTRATOR.................................................. 33
     E.2 AMENDMENT PROCEDURES................................................ 34
     E.3 ADMINISTRATIVE MATTERS.............................................. 34
     E.4 TOP-HEAVY STATUS.................................................... 35
     E.5 PRESENT VALUE....................................................... 35
     E.6 RESPONSIBILITIES OF EMPLOYER........................................ 36
     E.7 TRUST AGREEMENT..................................................... 36
     E.8 IRS OPINION LETTER; OTHER PLANS..................................... 36

PART F - SIGNATURES.......................................................... 38
     F.1 EMPLOYER SIGNATURE.................................................. 38
     F.2 ADOPTION BY RELATED EMPLOYERS....................................... 38

APPENDIX A................................................................... 45

FUNDING VEHICLES............................................................. 45
     1.  PROGRAM FUNDING VEHICLES............................................ 45
     2.  OUTSIDE FUNDING VEHICLES............................................ 45

APPENDIX B...................................................................  2
     (1) CHANGES IN PARTICIPANTS' 401(k) OR AFTER-TAX SAVINGS
         CONTRIBUTIONS ELECTIONS.............................................  2
     (2) DISCONTINUANCE OF 401(k) AND/OR AFTER-TAX SAVINGS CONTRIBUTIONS.....  2
     (3) TRANSFERS...........................................................  4
     (4) CHANGE IN INVESTMENT OF FUTURE CONTRIBUTIONS........................  5
     (5) PAYROLL DATES.......................................................  6
     (6) IN-SERVICE WITHDRAWALS..............................................  6
     (7) WITHDRAWALS BY TERMINATED PARTICIPANTS..............................  8
     (8) AUTOMATIC JOINT AND SURVIVOR ANNUITY................................  8
     (9) RECORDKEEPING EXPENSES..............................................  9

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HALTER MARINE GROUP, INC.
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     (10) 404(c) COMPLIANCE.................................................. 10
     (11) EMPLOYER STATUS.................................................... 10
     (12) WITHDRAWAL SEQUENCE................................................ 10
     (13) PRIOR PLAN CONTRIBUTIONS........................................... 12

APPENDIX C................................................................... 15

APPENDIX D................................................................... 19
















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METLIFE DEFINED CONTRIBUTION GROUP
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HALTER MARINE GROUP, INC.
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By signing this Adoption Agreement, the Employer is adopting or amending a
401(k) Plan for the benefit of its eligible employees. The terms of the Employer's Plan are contained in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Defined Contribution Basic Plan Document and in this Adoption Agreement.

The name of this plan is the Halter Marine Group, Inc. 401(k) Profit Sharing
Plan


                         PART A - GENERAL INFORMATION


A.1  EMPLOYER INFORMATION

     Name of Employer: Halter Marine Group, Inc.
                       -------------------------------------------------
     Address: 13085 Seaway Rd.
              ----------------------------------------------------------
              Gulfport, MS  39505
              ----------------------------------------------------------

     Type of business entity: [_] Sole Proprietorship   [_] Partnership

                              [X] Corporation           [_] S Corporation

                              [_] Other (specify)
                                                  -----------------------
     Employer tax identification number: 75-2656828
                                         --------------------------------
     Last day of Employer's taxable year: 3/31
                                          -------------------------------
     Name and telephone number
     of contact person: Cliff Cooley (228) 897-4898
                        -------------------------------------------------

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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
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A.2  ADOPTION OR AMENDMENT OF PLAN

     By signing this Adoption Agreement the Employer

         [_] adopts a new Plan.

         [_] amends and restates the following Plan which is not an earlier
             METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Adoption Agreement (INSERT NAME AND EFFECTIVE DATE OF PRIOR PLAN):

             ----------------------------------------------------------------

             ----------------------------------------------------------------

         [X] amends and restates an earlier METLIFE SECURITY INSURANCE COMPANY
             OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM Adoption Agreement for this 401(k) Plan.

     The effective date of this (Check one) [ ] plan or [X] amendment is:
     October 1, 1999 (Cannot be earlier than the first day of the Plan year in which the Employer signs this Adoption Agreement, except as provided in the following sentence).

     If this is an amendment of a plan or an amendment and restatement of an earlier METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM adoption agreement, and such amendment is adopted no later than the last day of the Plan Year beginning on or after January 1, 1994, sections marked by an asterisk (*) will be effective as of the first day of the Plan year beginning after December 31, 1992.

     NOTE: PARTICIPANT SAVINGS CONTRIBUTIONS MAY NOT BEGIN PRIOR TO THE DATE THIS PLAN IS ADOPTED.



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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
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A.3  PLAN YEAR

     Plan year will mean:

         [_] the 12-consecutive month period which coincides with the limitation year.

         [X] the 12-consecutive month period commencing on April 1
             (Insert date) and each anniversary thereof.

     The limitation year is the calendar year unless another 12-month period is selected below:

         [_] the limitation year will be from _____________ to _____________.













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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


                 PART B - ELIGIBILITY, SERVICE AND ENTRY DATES

B.1  ELIGIBILITY

     Specify any service and/or age requirements for eligibility below.

     WAIVER OF REQUIREMENTS FOR NEW OR AMENDED PLAN.

         [X] Not Applicable.

         [_] Each employee employed on the effective date is automatically eligible to participate. Employees hired after the effective date are eligible upon satisfying any service and/or age requirements specified below.

         [_] Each employee employed on the amendment date is automatically eligible to participate. Employees hired after the amendment date are eligible upon satisfying any service and/or age requirements specified below.

        *[_] The service and/or age requirements specified below are waived in the following enrollment periods conducted during each Plan
             Year:


     SERVICE.

     An employee must fulfill the following service requirement to become a participant:

         Minimum service __ months.  (Not more than 12 months.)

                         90 days.
                         --

     IF THE YEAR(S) OF SERVICE SELECTED IS OR INCLUDES A FRACTIONAL YEAR, AN EMPLOYEE WILL NOT BE REQUIRED TO COMPLETE ANY SPECIFIED NUMBER OF HOURS OF SERVICE TO RECEIVE CREDIT FOR SUCH FRACTIONAL YEAR.




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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
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     AGE.
     An employee must fulfill the following age requirement to become a participant:

     Minimum age 18.  (Not greater than 21.)
                 --
     CLASS EXCLUSIONS. The following classes of employees are not eligible to participate (this may include employees of a related employer):

     leased employees

     highly compensated employees and, effective April 1, 1998, any employee who would be a highly compensated employee if such employee's compensation included such employee's elective deferrals to any non-qualified deferred compensation plan maintained by the Employer.

B.2  SERVICE RULES

     (a) Select one of the methods of measuring service below.

     [X] ELAPSED TIME METHOD. An employee's service will be determined using the elapsed time method.

     [_] HOURS OF SERVICE METHOD. An employee's service will be determined by counting hours of service.

         The employee must complete __ hours of service during a computation period to be credited with a year of service. (INSERT NUMBER; CANNOT EXCEED 1,000.)

         Hours of Service. An employee is credited with his actual hours of service. However, if the Employer checks one of the following boxes, an employee is credited with the number of hours specified:

         [_] 10 hours per day
         [_] 45 hours per week
         [_] 95 hours per half month
         [_] 190 hours per month


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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
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     (b) COMPUTATION PERIODS.

         For eligibility and vesting purposes, computation periods are used to measure an employee's years of service.

              [_] If checked, these rules apply:

                  (i) For eligibility purposes, an employee's computation periods are his first employment year, the first plan year beginning within his first employment year, and subsequent plan years.

                  (ii) For all other purposes, an employee's computation periods are plan years.

              [_] If checked, computation periods are an employee's
                  employment years.

     (c) PREDECESSOR EMPLOYERS.

         Service with predecessor employers will only be treated as service with the Employer if such predecessor employers are listed below:

         Trinity Marine Group
         ------------------------------------------------------------
         Am Clyde Engineered Products, Inc.
         ------------------------------------------------------------

     (d) RELATED EMPLOYERS.

         Years of service with the entities related to the employer in the manner described in Code (S) 414(b), (c), (m), or (o) shall include years before such entities were so related only if such entities are listed below:

         Halter Lockport - Halter Marine, Inc.
         ------------------------------------------------------------
         Equitable Shipyards, L.L.C.
         ------------------------------------------------------------
         Halter Gulf Repair, Inc.
         ------------------------------------------------------------
         Gretna Machine and Iron Works - Halter Marine, Inc.
         ------------------------------------------------------------



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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


         Halter Port Bienville
         ------------------------------------------------------------
         Trinity Yachts, Inc.
         ------------------------------------------------------------
         Halter Marine Gulfport, Inc.
         ------------------------------------------------------------
         Halter Marine Group, Inc.
         ------------------------------------------------------------
         Moss Point Marine -  Halter Marine, Inc.
         ------------------------------------------------------------
         Halter Moss Point -  Halter Marine, Inc.
         ------------------------------------------------------------
         Halter Marine Pascagoula, Inc.
         ------------------------------------------------------------
         Halter Marine Panama City, Inc.
         ------------------------------------------------------------
         Halter Marine, Inc.
         ------------------------------------------------------------
         Fritz Culver, Inc
         ------------------------------------------------------------
         Utility Steel Fabrication, Inc.
         ------------------------------------------------------------
         McElroy Machine & Mfg., Inc.
         ------------------------------------------------------------
         TDI-Halter, L.P.
         ------------------------------------------------------------
         Halter Calcasieu, L.L.C.
         ------------------------------------------------------------
         Bludworth Bond Shipyard, Inc.
         ------------------------------------------------------------
         TDI - Orange L.P.
         ------------------------------------------------------------
         Halter Engineered Products Group, Inc.
         ------------------------------------------------------------
         Marine Cleaning, L.L.C.
         ------------------------------------------------------------
         TDI International, Inc.
         ------------------------------------------------------------


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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


B.3  ENTRY DATES

     [_] If checked, the effective or amendment date of the Plan is also an entry date.

     Indicate the plan's entry dates:

     [_] MONTHLY ENTRY DATES.  The first day of each month is an entry date.

     [X] QUARTERLY ENTRY DATES. The first day of each of the first, fourth, seventh and tenth months of the plan year is an entry date.

     [_] SEMI-ANNUAL ENTRY DATES. The first day of each of the first and seventh months of the plan year is an entry date.

     ENTRY DATE FOR SAVINGS CONTRIBUTIONS.

     An employee may elect to start making savings contributions on any entry date on or after the date he satisfies any minimum age and service requirements.

     ENTRY DATE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS.

     Each employee will become a participant for purposes of any Employer profit sharing contributions on the entry date when he first satisfies any minimum age and service requirements.

     OPTION FOR INITIAL ENTRY.

         [_] If checked, the requirement that an employee must wait until the entry date after his completion of any age or service requirements is waived for initial entry. Therefore,

             . SAVINGS CONTRIBUTIONS. An employee may elect to start making savings contributions on the date he satisfies any minimum age and service requirements, or on any subsequent entry date.

             . EMPLOYER PROFIT SHARING CONTRIBUTIONS. An employee will become a participant on the date he satisfies any minimum age and service requirements.


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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


                            PART C - CONTRIBUTIONS

C.1  PARTICIPANT SAVINGS CONTRIBUTIONS

     TYPES OF PARTICIPANT SAVINGS CONTRIBUTIONS; MINIMUM CONTRIBUTIONS.

         [_] Not Applicable.

     Eligible employees may make savings contributions as follows:
     (IN NO EVENT MAY THE MINIMUM CONTRIBUTION EXCEED 3% OF PLAN COMPENSATION.)

         [X] 401(k) savings contributions with a minimum contribution of 2% of plan compensation.

         [_] After-tax savings contributions with a minimum contribution of
             __% of plan compensation.

         [_] 401(k) savings contributions and after-tax savings contributions, at the election of the participant, with an overall minimum contribution not to exceed __% of plan compensation.

     OPTIONAL PARTICIPANT SAVINGS CONTRIBUTIONS FROM BONUS PAYMENTS.

     *A participant may also make [X] 401(k) savings contributions and/or [_] after-tax savings contributions from a bonus payment, subject to the following limits:

         [_] Not Applicable.

         [_] A flat dollar amount not to exceed $_______;

         [X] A percentage of the bonus amount not to exceed 15%.
                                                            --
         [_] The lesser of $________ or ___% of the participant's bonus amount.

         [_] The greater of $________ or ___% of the participant's bonus amount.

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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


     LIMITATIONS ON AMOUNT OF PARTICIPANT SAVINGS CONTRIBUTIONS.
     Except as otherwise required by applicable law, an employee's savings contributions in a Plan year will be limited to the following percentages of the employee's Plan Compensation for the year:

         [_] Not Applicable.

         [X] 401(k) savings contributions: 15% of Plan Compensation.
                                           --
        *[_] After-tax savings contributions: ___% of Plan Compensation.

        *[_] Overall limit on 401(k) and after-tax savings contributions:
             ___% of Plan Compensation.

     OPTION TO SUBSTITUTE AFTER-TAX CONTRIBUTIONS FOR 401(K) CONTRIBUTIONS.

         [_] *If checked, any participant whose 401(k) savings contributions are suspended by the $ 7,000 (as adjusted) limit may elect to substitute after-tax savings contributions for 401(k) savings contributions for the remainder of the plan year. (This box may only be checked if the plan permits both 401(k) savings contributions and after-tax savings contributions).


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METLIFE DEFINED CONTRIBUTION GROUP

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C.2  EMPLOYER MATCHING CONTRIBUTIONS

     [_] Not Applicable.

     [X] The Employer will make matching contributions in accordance with the following provisions.

     AMOUNT.

     Check and complete one of the following:

         [_] MATCHING CONTRIBUTION FORMULA. The Employer will make a matching contribution equal to __ cents for each one dollar of a participant's matchable savings contributions. However, the Employer will not make matching contributions on a participant's savings contributions above ___% of the participant's plan compensation to a maximum of $_________.

         [_] The Employer will make a matching contribution equal to the following formula, specified in the blanks below.

             Matching Contribution          For each one dollar
             (insert desired amount of      of a Participant's
             Employer's matching            Savings Contributions
             contribution)                  up to
             _________________________      _____________________

             _________________________c     _____________________%

             _________________________c     _____________________%

             _________________________c     _____________________%


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METLIFE DEFINED CONTRIBUTION GROUP

                                                                              11
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HALTER MARINE GROUP, INC.
________________________________________________________________________________


             [_] The Employer will make a matching contribution equal to the following formula specified in the blanks below:

             Matching Contribution for each       For a Participant's
             one dollar of the Participant's      [_] Plan Compensation
             matchable savings contributions      equal to
             (insert desired amount of            [_] Contribution
             Employer's matching contribution)    equal to
             ---------------------------------    ---------------------

             _____________________________c       $____________________

             _____________________________c       $____________________

             _____________________________c       $____________________

             _____________________________c       $____________________

             _____________________________c       $____________________


     DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS.

         [X] If checked, in any Plan year, the Employer in its discretion may make a supplemental matching contribution in addition to the matching amount elected ABOVE.

         [X] *DISCRETIONARY MATCHING CONTRIBUTION. The Employer may make matching contributions in an amount determined each Plan year on behalf of each participant who makes matchable savings contributions. Discretionary matching contributions will be allocated in accordance with any one of the methods specified in the Plan.



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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________

     MATCHABLE SAVINGS.

     The Employer will make a matching contribution on the following participant savings contributions: (Check one or both)

         [X] 401(k) savings contributions.

         [_] After-tax savings contributions.

     *For purposes of determining matchable savings contributions, 401(k) savings contributions and/or after-tax savings contributions shall include all such contributions from whatever source collected, except the following:

         [_] 401(k) savings contributions and/or after-tax savings contributions derived from payroll deductions.

         [_] 401(k) savings contributions and/or after-tax savings contributions derived from bonus payments.

         [_] 401(k) savings contributions derived from other arrangements, including cafeteria plans.

     *REGULAR MATCHING CONTRIBUTION PERIODS. With respect to matching contributions determined under a Matching Contribution formula or that are Discretionary Matching Contributions, the Employer will make such a matching contribution for each matching period. The matching period will be the following:

     [_] Plan Year.             [_] Quarterly.
     [_] Pay Period.            [_] Semi-annually.           [X] Monthly.

     DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIODS. The Employer will make a discretionary supplementary matching contribution for each matching period. The matching period will be the following:

     [_] Plan Year.             [X] Quarterly.
     [_] Pay Period.            [_] Semi-annually.           [_] Monthly.


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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________


     *OPTIONAL EMPLOYMENT REQUIREMENT. A participant must satisfy the following requirements as of the end of each matching period in order to be eligible to receive matching contributions that are determined under a Matching Contribution formula or that are Discretionary Matching Contributions:

         [_] A participant must be employed by the Employer on the last day of the regular matching contribution period to share in the allocation of Employer matching contributions for such period.

         [_] A participant must have completed at least __ hours of service (cannot exceed 1,000) during the Plan year to share in the allocation of matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE REGULAR MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

         [_] A participant must be employed by the Employer on the last day of the Plan year and must have completed at least -- hours of service (cannot exceed 1,000) to share in the allocation of matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE REGULAR MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY, OR DEATH DURING THE REGULAR MATCHING CONTRIBUTION PERIOD IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS FOR THE REGULAR MATCHING CONTRIBUTION PERIOD.

         [X] A participant who was employed at any point during the regular matching contribution period is entitled to share in the allocation of matching contributions for the regular matching contribution period.

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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________

     OPTIONAL EMPLOYMENT REQUIREMENT FOR DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS.

         [X] A participant must be employed by the Employer on the last day of the discretionary supplementary matching contribution period to share in the allocation of discretionary supplementary matching contributions for such period.

         [_] A participant must have completed at least __ hours of service
             (cannot exceed 1,000) during the Plan year to share in the allocation of discretionary supplementary matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

         [_] A participant must be employed by the Employer on the last day of the Plan year and must have completed at least __ hours of service (cannot exceed 1,000) to share in the allocation of discretionary supplementary matching contributions for the Plan year. (CAN ONLY BE ELECTED IF THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS THE PLAN YEAR).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY, OR DEATH DURING THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTIONS FOR THE DISCRETIONARY SUPPLEMENTARY MATCHING CONTRIBUTION PERIOD.

         [_] A participant who was employed at any point during a discretionary supplementary matching contribution period is entitled to share in the allocation of discretionary supplementary matching contributions for the discretionary supplementary matching contribution period.



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METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________

C.3  EMPLOYER PROFIT SHARING CONTRIBUTIONS

     CONTRIBUTION

         [X] Not Applicable.

         [_] For each plan year the employer will contribute an amount (if any) the employer determines either in its discretion or by a specific formula as elected by filling out the boxes below. Such employer contributions are called profit-sharing contributions even though the employer is not required to have current profits or accumulated earnings to make such a contribution.

         [_] DISCRETIONARY CONTRIBUTION FORMULA. For each plan year the employer will contribute such amount (if any) as the employer determines in its discretion.

         [_] PERCENTAGE CONTRIBUTION FORMULA. For each plan year the employer will contribute ___% of a participant's plan compensation.

         [_] *UNIT CONTRIBUTION FORMULA. For each plan year, the employer will contribute and allocate $________ per (CHECK APPLICABLE BOX) [_] hour, [_] week, or [_] month for each eligible employee.

         [_] *MINIMUM CONTRIBUTION FORMULA. If the employer makes a profit-sharing contribution for the plan year, the employer will contribute and allocate: (CHECK ONE) [_] a minimum flat dollar amount of $_______; or [_] a minimum percentage of % of each participant's plan compensation for each participant who is entitled to share in the allocation of profit sharing contributions for such plan year.

________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

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HALTER MARINE GROUP, INC.
________________________________________________________________________________

     CONTRIBUTION PERIOD. The Employer will make a profit-sharing contribution for each contribution period. The contribution period will be the following:

         [_] Plan Year.

         [_] Pay Period.

         [_] Monthly.

         [_] Quarterly.

         [_] Semi-annually.

     ALLOCATION

     Employer profit sharing contributions will be allocated in accordance with the box checked below.

         [_] NON-INTEGRATED ALLOCATION FORMULA. Employer profit sharing contributions for a plan year are allocated under the non-integrated formula described in the plan document.

         [_] INTEGRATED ALLOCATION FORMULA. Employer profit sharing contributions for a plan year are allocated under the integrated formula described in the plan document.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

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

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     EMPLOYMENT REQUIREMENT FOR AN ALLOCATION.

         [_] Not Applicable.

         [_] A participant who was employed at any point during the contribution period is entitled to share in the allocation of profit sharing contributions for such period.

         (Check one or both of the following)

         [_] A participant must be employed by the Employer on the last day of the contribution period to share in the allocation of profit sharing contributions for such period.

         [_] A participant must have completed ___ hours of service (cannot exceed 1,000) with the employer during the plan year to share in the allocation of profit sharing contributions for such plan year. (Can only be elected if the contribution period is the Plan year).

     EXCEPTION. A PARTICIPANT WHOSE EMPLOYMENT WITH THE EMPLOYER ENDS BECAUSE OF HIS RETIREMENT, DISABILITY OR DEATH DURING THE PLAN YEAR IS NOT REQUIRED TO FULFILL THE FOREGOING EMPLOYMENT REQUIREMENT TO SHARE IN THE ALLOCATION OF PROFIT SHARING CONTRIBUTIONS FOR SUCH PLAN YEAR.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

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

HALTER MARINE GROUP, INC.
________________________________________________________________________________

C.4  PLAN COMPENSATION

     (a) IN GENERAL. For all purposes, a participant's plan compensation means all amounts included in the definition of compensation checked below, which are paid to him by the employer, except as modified in (b), (c) and/or (d). However, plan compensation may not exceed $200,000, as adjusted for cost-of-living increases (for Plan Years beginning after December 31, 1988 and before January 1, 1994) or $150,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code (for Plan Years beginning after December 31, 1993).

              [X] Wages, Tips and Other Compensation as reported on Form W-2.

              [_] Compensation will mean 3401(a) wages.

              [_] Compensation will mean 415 safe harbor compensation.

     PARTICIPANT STATUS. Unless checked below, plan compensation shall be limited to the period in which an employee is eligible to participate in the plan.

              [_] For purposes of determining a participant's allocation of the employer profit sharing contribution for the plan year, plan compensation shall be considered whether or not an employee is eligible to participate.

              [_] For purposes of applying the ACP/ADP tests, plan
                  compensation shall be considered whether or not an employee is eligible to participate.

     DETERMINATION PERIOD. Unless checked below, plan compensation shall be based on compensation paid to the participant during the plan year.

              [_] Plan compensation shall be based on compensation which is actually paid to the participant during the calendar year ending with or within the plan year.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

         FOR EMPLOYEES WHOSE DATE OF HIRE IS LESS THAN 12 MONTHS BEFORE THE END OF THE 12-MONTH PERIOD DESIGNATED, PLAN COMPENSATION WILL BE DETERMINED OVER THE PLAN YEAR.

     (b) EXCLUSIONS. If checked below, a participant's plan compensation excludes the following checked items:

         NOTE: THE EXCLUSION OF BONUSES, COMMISSIONS, OVERTIME AND/OR OTHER ITEMS MAY NOT BE PERMITTED IF SUCH EXCLUSION(S) WOULD RESULT IN USING BY MORE THAN A DE MINIMIS AMOUNT A HIGHER PERCENTAGE OF TOTAL COMPENSATION FOR HIGHLY COMPENSATED EMPLOYEES THAN FOR NON-HIGHLY COMPENSATED EMPLOYEES. ALSO, DO NOT EXCLUDE ANY ITEMS (OTHER THAN A DOLLAR CAP WHICH IS ABOVE THE SOCIAL SECURITY WAGE BASE IN EFFECT FOR THAT YEAR) IF YOU ELECTED PROFIT SHARING CONTRIBUTIONS WITH AN INTEGRATED ALLOCATION FORMULA.

              [_] bonuses

              [_] commissions

              [_] overtime

              [_] compensation in excess of $______ for any plan year
                  (INSERT DESIRED AMOUNT; CANNOT EXCEED $150,000 AS ADJUSTED FOR COST-OF-LIVING INCREASES.)

              [_] other items (SPECIFY):______________________________________
                  ____________________________________________________________

     (c) ELECTIVE DEFERRALS. Except for purposes of determining the amount of a participant's savings contributions and their related employer matching contributions, plan compensation

              [X] shall include

              [_] shall NOT include


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

         employer contributions made pursuant to a salary reduction agreement or other arrangement which are not includible in gross income of the employee under Code sections 125, 402(e)(3), 402(h) or 403(b).

     (d) SAFE HARBOR EXCLUSIONS

         [X] Compensation will be reduced by the following items (whether or not includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, and, except for amounts included under (c) above, deferred compensation and welfare benefits.

         [_] Compensation will NOT be reduced by the following items
             (whether or not includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits.

     NOTE: THE EXCLUSION OF THE ITEMS IN (d) DESCRIBED ABOVE AUTOMATICALLY SATISFIES THE NONDISCRIMINATORY DEFINITION OF COMPENSATION REQUIREMENT WITHOUT FURTHER TESTING. IF YOU WANT TO AVOID THE NEED FOR TESTING THE DEFINITION OF COMPENSATION FOR DISCRIMINATION, YOU MUST CHECK ONE OF THE DEFINITIONS IN (a), MAKE ONE OF THE SELECTIONS IN (c) AND ONE OF THE SELECTIONS IN (d). DO NOT SELECT (b) IF YOU DO NOT WANT TO TEST YOUR DEFINITION OF COMPENSATION FOR DISCRIMINATION!



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


C.5  FORFEITURES

     Indicate the method for disposing of forfeitures.

         [_] Not Applicable.

         [_] *EXPENSE REDUCTION. If checked, any forfeitures arising during a plan year will first be applied to reduce administrative expenses properly payable by the plan and will then be applied in accordance with the election made below.

         [X] CONTRIBUTION REDUCTION. Any forfeitures occurring during a plan year will be used first to reduce the amount the employer must contribute for the matching contribution. Any remaining forfeitures will be allocated as an additional employer profit sharing contribution, if the employer elected such contributions in C.3 above. If the employer did not elect profit sharing contributions, any remaining forfeitures will be allocated as a non-integrated profit sharing contribution.

         [_] REALLOCATION. Any forfeitures occurring during a plan year will be allocated as an additional employer profit sharing contribution, if the employer elected such contributions in C.3 above. If the employer did not elect profit sharing contributions, any forfeitures occurring during a plan year will be allocated as a non-integrated profit sharing contribution.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

C.6  QUALIFIED MATCHING AND NON-ELECTIVE CONTRIBUTIONS

     Qualified Matching Contributions will be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages to the lower paid group to the extent needed to satisfy the ADP test. Qualified Non-elective Contributions will be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages to the lower paid group to the extent needed to satisfy the ADP test and/or will be taken into account as employer matching contributions for purposes of calculating the Actual Contribution Percentages to the lower paid group to the extent needed to satisfy the ACP test.

C.7  EMPLOYER SECURITIES.

     [_] Not Applicable.

     [X] The employer will permit investment in qualifying employer securities up to 100% of Plan assets.

*C.8 INVESTMENT DIRECTION

     Unless checked below, participants will exercise investment direction over 100% of the assets in all of the accounts under the plan.

         [_] The employer will exercise investment direction over the following accounts: (INDICATE PERCENTAGE AND ACCOUNT)

             --------------------------------------------------------

             --------------------------------------------------------



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________



           PART D - VESTING, LOANS, WITHDRAWALS AND RETIREMENT DATES

D.1  VESTING

     100% VESTING IN SAVINGS CONTRIBUTIONS.

     Participants are 100% vested at all times in their savings contributions account (401(k) savings contributions and/or after-tax savings contributions).

     VESTING IN EMPLOYER MATCHING CONTRIBUTIONS.

     Participants are vested in employer matching contributions (if any) on their behalf in accordance with Option 3 below.

     (INSERT 1, 2, OR 3; IF LEFT BLANK, OPTION 1 - FULL VESTING WILL APPLY).

     VESTING IN EMPLOYER PROFIT SHARING CONTRIBUTIONS.

     Participants are vested in employer profit sharing contributions (if any) on their behalf in accordance with Option __ below.

     (INSERT 1, 2, OR 3; IF LEFT BLANK, OPTION 1 - FULL VESTING WILL APPLY).

     If different vesting options are chosen for Employer matching contributions and Employer profit sharing contributions, then one of the options must be Option 1.






________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     VESTING OPTIONS.

     The following vesting options are available:

         OPTION 1 - FULL VESTING.  Participants are 100% vested at all times.

         OPTION 2 - CLIFF VESTING. Participants are 100% vested after completing ___ years of service (Insert number; cannot be greater than 5). For top-heavy plan years, 3 year cliff vesting applies if more favorable than the elected schedule.

         OPTION 3 - GRADED VESTING. Participants are vested in accordance with the following vesting schedule. (A participant's vested percentage is the percentage in column (2) or the percentage in column (3), whichever is greater. Spaces left blank are treated as zeros). For top-heavy plan years, the schedule in column (3), accelerated by one year, applies if more favorable than the elected schedule.

                 (1)                    (2)                         (3)
                                                                  Minimum
                Years                 Vested                      Required
              of Service            Percentage                   Percentage

             Less than 1                 0%                           0%

             At least 1                 25%                           0%

             At least 2                 50%                           0%

             At least 3                 75%                          20%

             At least 4                100%                          40%

             At least 5                100%                          60%

             At least 6                100%                          80%

             At least 7                100%                         100%


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     YEARS OF SERVICE EXCLUDED IN DETERMINING VESTED PERCENTAGES.

         [X] Not Applicable.

     (CHECK ONE, BOTH, OR NONE.)

         [_] Years completed before the effective date of this plan (or a predecessor plan).

         [_] Years completed before the participant's ____ birthday (insert birthday not greater than 18th).

D.2  LOANS

         [_] Loans to participants from the plan are NOT permitted.

         [X] Loans to participants from the plan are permitted.

                  *[X] Employees who have made rollover contributions to the
                       Plan but have not yet satisfied the Plan's eligibility requirements may take loans from their rollover contributions accounts.

                   [_] Employees who have made rollover contributions to the
                       Plan but have not yet satisfied the Plan's eligibility requirements may not take loans from their rollover contributions accounts.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


D.3  IN-SERVICE WITHDRAWALS

     The following provisions will govern the availability of in-service withdrawals from a participant's accounts. See Article 12 of the plan document for additional details, including definitions and limitations.

     (a) 401(k) SAVINGS CONTRIBUTIONS.

         [_] *A participant may NOT make in-service withdrawals of 401(k) savings contributions.

         [X] A participant may make an in-service withdrawal of 401(k) savings contributions for a financial hardship. ANY SUCH WITHDRAWAL IS SUBJECT TO A 12-MONTH SUSPENSION OF 401(k) CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS (IF APPLICABLE).

             [X] The suspension of 401(k) savings contributions and
                 after-tax savings contributions will NOT apply to withdrawals made after a participant attains age 59 1/2.

             [_] The suspension of 401(k) savings contributions and
                 after-tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.







________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     (b) AFTER-TAX SAVINGS CONTRIBUTIONS.

         [_] *A participant may NOT make withdrawals from after-tax savings contributions.

         [_] A participant may make withdrawals from after-tax savings contributions for any reason.

             [_] If checked, a participant who makes withdrawals of after-tax savings contributions may not make 401(k) savings contributions and after-tax savings contributions for a period of ___ months (INSERT NUMBER, CANNOT EXCEED 12).

                 *[_] The suspension of 401(k) savings contributions and after-
                      tax savings contributions will NOT apply to withdrawals made after a participant attains age 59 1/2.

                 *[_] The suspension of 401(k) savings contributions and after-
                      tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     (c) EMPLOYER MATCHING CONTRIBUTIONS.

         [X] A participant may NOT make withdrawals from employer matching contributions.

         [_] A participant may make withdrawals from employer matching contributions for a FINANCIAL HARDSHIP ONLY.

         [_] A participant may make withdrawals from employer matching contributions for ANY REASON.

         [_] A participant who makes withdrawals from employer matching contributions may not make 401(k) savings contributions and after-tax savings contributions for a period of __ months (insert number, cannot exceed 12).

             *[_] The suspension of 401(k) savings contributions and
                  after-tax savings contributions will not apply to withdrawals made after a participant attains age 59 1/2.

             *[_] The suspension of 401(k) savings contributions and
                  after-tax savings contributions applies to withdrawals made after a participant attains age 59 1/2.

     (d) EMPLOYER PROFIT SHARING CONTRIBUTIONS.

         [X] A participant may NOT make withdrawals from employer profit sharing contributions.

         [_] A participant may make withdrawals from employer profit sharing contributions for FINANCIAL HARDSHIP only.

         [_] A participant may make withdrawals from employer profit sharing contributions for ANY REASON.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     (e) ROLLOVER CONTRIBUTIONS.

         [_] *A participant may NOT make withdrawals from rollover contributions.

         [X] *A participant may make withdrawals from rollover contributions for any reason.

         [X] *Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may make withdrawals from their rollover contributions accounts.

         [_] *Employees who have made rollover contributions to the Plan but have not yet satisfied the Plan's eligibility requirements may NOT make withdrawals from their rollover contributions accounts.

     (f) WITHDRAWALS ON AND AFTER AGE 59 1/2 FOR ANY REASON.

         [_] *(Withdrawals will continue only for the same reasons as indicated in subsections (a), (b), (c), (d), or (e).

         [X] Notwithstanding subsections (a) [X], (b) [  ], (c) [X], (d)
             [_], and/or (e) [_], upon attaining age 59 1/2, participants may make withdrawals from their accounts FOR ANY REASON (up to the vested percentage of each such account).



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

D.4  RETIREMENT DATES

     NORMAL RETIREMENT.

     A participant will be fully vested and may retire upon reaching age 65 (CANNOT EXCEED 65).

     DISABILITY RETIREMENT.

     A participant will be fully vested and may retire before normal retirement upon becoming disabled.

     EARLY RETIREMENT.

         [_] Not Allowed.

         [X] A participant will be fully vested and may retire prior to normal retirement upon reaching age 55 or, if later, completing  4 years of service.

D.5  PLAN DISTRIBUTIONS

     *CASH-OUT OF ACCOUNT BALANCE. If a Participant's total account balance does not exceed $ 3,500, then upon termination of employment, retirement following normal or early retirement date, or the occurrence of a disability retirement, the Employer

         [X] Will distribute the Participant's account balance as soon as practicable in the form of a single sum.

         [_] Will delay distribution of the Participant's account balance until the Participant requests (or is required to begin to receive) a distribution under the Plan.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     *CONDITIONS ON DISTRIBUTIONS PAYABLE TO HIGHLY COMPENSATED EMPLOYEES.

         [X] No Restriction.

         [_] No distribution in the form of a single sum may be made following termination of employment prior to early or normal retirement date with respect to a participant who is or was a highly compensated employee, unless such participant executes a covenant not to compete in a form acceptable to the employer. THIS BOX MAY NOT BE CHECKED UNLESS THIS PLAN IS NEWLY ADOPTED OR, IF AN AMENDED PLAN, THE DISTRIBUTION OF ACCOUNT BALANCES IN THE FORM OF A SINGLE SUM UPON TERMINATION OF EMPLOYMENT BEFORE NORMAL OR EARLY RETIREMENT AGE WAS NOT PERMITTED.

     WITHDRAWALS TO TERMINATING PARTICIPANTS.

         [X] Not Allowed.

         [_] Any participant who has terminated employment with the employer and has not attained the plan's Required Beginning Date may make withdrawals of all or any portion of his vested account balance.

     *DISTRIBUTIONS TO MISSING PERSONS. If the Plan Administrator is unable to locate any person to whom an account balance under this plan is required to be distributed under the plan or by law, the plan administrator shall dispose of such person's account balance as follows:

         [_] The plan administrator shall deposit such person's vested account balance into a federally-insured interest-bearing bank account for the benefit of such person.

         [X] Such person's account balance shall be forfeited in accordance with Section C.5 Forfeitures of this adoption agreement, subject to reinstatement if such person files a claim for benefits, the plan is required to commence distribution to such person pursuant to Section 401(a)(9) of the Code or upon the termination of the plan.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


                            PART E - MISCELLANEOUS


E.1  PLAN ADMINISTRATOR

     The employer is the legal plan administrator under ERISA. Specify one or more officers, partners or employees of the employer to perform the functions of the plan administrator.

     Richard T. McCreary
     ----------------------------------------------------------------------
     Name                                            Signature


     Cliff Cooley
     ----------------------------------------------------------------------
     Name                                            Signature


     Rick Rees
     ----------------------------------------------------------------------
     Name                                            Signature


     Ramona Hill
     ----------------------------------------------------------------------
     Name                                            Signature


     Each person selected should submit a specimen signature above (add additional specimen signatures, if necessary). Any such appointment may be changed by written notice.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

E.2  AMENDMENT PROCEDURES

     Unless otherwise provided below, the Employer may amend this Plan by having a person authorized by its Board of Directors complete a new adoption agreement following formal action of the Board of Directors. If another method of amending the plan is desired, please complete the following:

     1.  The following person(s) is (are) authorized to amend the Plan:
         see section E.1 above
         --------------------------------------------------------------------

         --------------------------------------------------------------------

     2.  The Plan may be amended in accordance with the following procedure:
         At least 3 members of the Benefits committee must approve.
         --------------------------------------------------------------------

         --------------------------------------------------------------------

E.3  ADMINISTRATIVE MATTERS

     The plan administrator may establish rules governing such matters as the timing and frequency of changes in participants' 401(k) savings contributions or after-tax savings contributions elections, changes in participants' investment elections, loans or in-service withdrawals by participants, and the like, by so specifying in an appendix to this adoption agreement.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

E.4  TOP-HEAVY STATUS

     Unless one of the optional top-heavy testing rules is elected below, the top-heavy tests are applied each year to determine whether the plan is top-heavy. If the plan is top-heavy, the requirements for top-heavy plans apply for that year (SEE ARTICLE 14 OF THE PLAN DOCUMENT), and there may be a requirement for minimum contributions on behalf of certain participants in addition to employer matching and/or profit sharing contributions. If the plan is not top-heavy for a plan year, the requirements do not apply for that year.

         [_] ASSUMED TOP-HEAVY. If checked, the plan is treated as if it is always top-heavy and the requirements for top-heavy plans apply each plan year.

         [X] ONCE TOP-HEAVY, ALWAYS TOP-HEAVY. If checked, the top-heavy tests are applied to determine whether the plan is top-heavy for a plan year. If the plan is not top-heavy, the requirements for top-heavy plans do not apply. If the plan is top-heavy, the requirements for top-heavy plans apply for that year and for all subsequent plan years whether or not the plan is actually top-heavy under the top-heavy tests; no further testing is needed.

E.5  PRESENT VALUE

     For purposes of establishing present value to compute the TOP HEAVY RATIO, any benefit shall be discounted only for mortality and interest under the value set forth in Section 14.2(h) of the plan unless based on the following:

     Interest Rate:    ________________________%

     Mortality Table:  ________________________



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


E.6  RESPONSIBILITIES OF EMPLOYER

     THE EMPLOYER UNDERSTANDS AND AGREES THAT, BY ESTABLISHING THIS PLAN, IT IS THE "PLAN ADMINISTRATOR" AND IT WILL BE ASSUMING CERTAIN DUTIES AND RESPONSIBILITIES UNDER TAX AND OTHER LAWS AS EMPLOYER MAINTAINING THE PLAN AND AS PLAN ADMINISTRATOR FOR WHICH NEITHER THE TRUSTEE NOR THE SPONSOR WILL BE RESPONSIBLE.

     THE EMPLOYER WARRANTS THAT IT HAS OBTAINED LEGAL AND TAX ADVICE TO THE EXTENT THE EMPLOYER DEEMS NECESSARY BEFORE SIGNING THIS ADOPTION AGREEMENT.

E.7  TRUST AGREEMENT

     By signing this adoption agreement, the employer establishes a trust to carry out the purposes of the plan. The terms of the trust, which is to be signed separately, are contained in the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA/METLIFE DEFINED CONTRIBUTION GROUP PROGRAM trust agreement which is incorporated by reference into this adoption agreement.

E.8  IRS OPINION LETTER; OTHER PLANS

     THE EMPLOYER MAY NOT RELY ON THE OPINION LETTER ISSUED BY THE NATIONAL OFFICE TO SHOW THAT THIS NON-STANDARDIZED PROTOTYPE PLAN IS QUALIFIED UNDER CODE SECTION 401. TO OBTAIN ASSURANCE OF PLAN QUALIFICATION, THE EMPLOYER MUST FILE AN APPLICATION WITH THE APPROPRIATE IRS KEY DISTRICT FOR A DETERMINATION THAT THIS PLAN IS QUALIFIED.

     If the employer adopts or maintains any other plan including a welfare benefit fund, as defined in Code Section 419(e) which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419(d)(3) or an individual medical account, as defined in Code Section 415(e)(2) under which amounts are treated as annual additions with respect to any participant in this plan, the interaction of the plans may require special provisions to coordinate limits on contributions and benefits and top-heavy minimum contributions and benefits.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     A. If the participant is covered under another qualified defined contribution plan maintained by the employer, other than a master or prototype plan, provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes employer discretion.

              [X] the provisions of section 13.3 through 13.6 of Article 13 will apply as if the other plan were a master or prototype plan.

              [_] Other (specify):
                                   ------------------------------------------

                  -----------------------------------------------------------

                  -----------------------------------------------------------

     B. If the participant is or has ever been a participant in a defined benefit plan maintained by the employer, provide the method you will use to satisfy Code Section 415(e). Such language must preclude employer discretion.

         --------------------------------------------------------------------

         --------------------------------------------------------------------


THIS ADOPTION AGREEMENT MAY BE USED ONLY IN CONJUNCTION WITH BASIC PLAN DOCUMENT NO. 01.





________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

                              PART F - SIGNATURES

F.1  EMPLOYER SIGNATURE

     Name of employer Halter Marine Group, Inc.
                      -------------------------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------

F.2  ADOPTION BY RELATED EMPLOYERS

     A requirement for continuing IRS qualification of this plan is that all employees of employers related to the employer must be eligible for participation unless such employees are excluded as a class under Section
     B.1 of this adoption agreement. For this purpose, employers are considered related if they are part of a controlled group (within the meaning of Code
     Section 414(b) or (c)) or affiliated service group (within the meaning of Code Section 414(m)) with the employer, or are aggregated with the employer in accordance with regulations under Code Section 414(o).

     By signing the adoption agreement, the employer represents that all such related employers listed below have adopted the plan (add additional signature pages if necessary). If other employers become related employers, the employer understands that they must also adopt the plan, unless the plan is amended specifically to exclude employees of such employers.

     The following employer adopts the plan:

The following Employer adopts the Plan:

     Name of related Employer  Halter Lockport - Halter Marine, Inc.
                               ----------------------------------------------
     Employer identification number  75-2656828
                                     ----------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     The following Employer adopts the Plan:

     Name of related Employer  Equitable Shipyards, L.L.C.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Halter Gulf Repair, Inc.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer Gretna Machine and Iron Works-Halter Marine, Inc.
                              -------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Gulf Coast Fabrication, Inc. - A Halter Company
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     The following Employer adopts the Plan:

     Name of related Employer  Trinity Yachts, Inc.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------

     The following Employer adopts the Plan:

     Name of related Employer  Halter Marine Gulfport, Inc.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------

     The following Employer adopts the Plan:

     Name of related Employer  Moss Point Marine - Halter Marine, Inc.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------

     The following Employer adopts the Plan:

     Name of related Employer  Halter Moss Point - Halter Marine, Inc.
                               ------------------------------------------------
     Employer identification number  75-2656828
                                     ------------------------------------------
     Signed
            -------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          -----------------------------------------------------
     Date
          ---------------------------------------------------------------------


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     The following Employer adopts the Plan:

     Name of related Employer  Halter Marine Pascagoula, Inc.
                               ----------------------------------------------
     Employer identification number  75-2656828
                                     ----------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Halter Marine Panama City, Inc.
                               ----------------------------------------------
     Employer identification number  75-2656828
                                     ----------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Halter Marine, Inc.
                               ----------------------------------------------
     Employer identification number  75-2656828
                                     ----------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Fritz Culver, Inc.
                               ----------------------------------------------
     Employer identification number  75-2656828
                                     ----------------------------------------
     Signed
            -----------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ---------------------------------------------------
     Date
          -------------------------------------------------------------------


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     The following Employer adopts the Plan:

     Name of related Employer  Utility Steel Fabrication, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  McElroy Machine & Mfg., Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Halter-Calcasieu, L.L.C.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Bludworth Bond Shipyard, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     The following Employer adopts the Plan:

     Name of related Employer  TDI-Halter, L.P.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Halter Marine Group, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  TDI-Orange L.P.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Am Clyde Engineered Products Company, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     The following Employer adopts the Plan:

     Name of related Employer  Halter Engineered Products Group, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  Marine Cleaning, L.L.C.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------


     The following Employer adopts the Plan:

     Name of related Employer  TDI International, Inc.
                               -----------------------------------------------
     Employer identification number  75-2656828
                                     -----------------------------------------
     Signed
            ------------------------------------------------------------------
     Print name and title Richard T. McCreary, Sr. Vice President, Admin.
                          ----------------------------------------------------
     Date
          --------------------------------------------------------------------

The identifying number for the METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA Defined Contribution Basic Plan document is 01 and for this adoption agreement is 009. The sponsor of the prototype plan is METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA, 72 EAGLE ROCK AVENUE, EAST HANOVER, NEW JERSEY 10010, (201) 515-1579. The sponsor will notify you if the sponsor amends or discontinues this prototype plan.

THE EMPLOYER SHOULD INSURE THAT THIS ADOPTION AGREEMENT HAS BEEN FILLED OUT COMPLETELY AND PROPERLY. FAILURE TO DO SO MAY RESULT IN PLAN DISQUALIFICATION.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


                                  APPENDIX A

                               FUNDING VEHICLES

1.   PROGRAM FUNDING VEHICLES

     a.  METLIFE FUNDING OPTIONS

         [_] Guaranteed Fixed Income Account

         [X] MetLife Guaranteed Fixed Income Account

         [_] MetLife Real Estate Account

         [X] MetLife Stock Market Index Guarantee Account

     b.  MUTUAL FUNDS SOLD THROUGH METLIFE SECURITIES, INC.

         [X] SSR Alpha Fund

     c.  SELF DIRECTED BROKERAGE ACCOUNT (SDA)

         [_] SDA

2.   OUTSIDE FUNDING VEHICLES

     [X] Company Stock Fund (Complete Appendix C)

     [X] Loomis Sayles Small Cap Fund

     [X] Founders Balanced Fund

     [X] Oakmark Fund

     [X] Warburg Pincus International Equity Fund


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


                                  APPENDIX B

                            ADMINISTRATIVE MATTERS

(1)  CHANGES IN PARTICIPANTS' 401(K) OR AFTER-TAX SAVINGS CONTRIBUTIONS
     ELECTIONS

     Subject to the Plan's limitations and restrictions on the amount of 401(k) and/or after-tax savings contributions by a Participant, a Participant may commence, increase, decrease or resume after a discontinuance, his/her 401(k) and/or after-tax savings contributions, by making formal application as required by the Plan Administrator. Any such change will be effective as follows: (Choose one)

         [_] As of the first day of the first payroll period which is at least __ days (Insert period, for example 30 days) after the Participant files his/her change form.

         [X] As of the first day of the first payroll period coinciding with or next following the first day of each quarter (Insert month, plan year quarter, plan year, etc.) which is at least 30 days (Insert period, for example 30 days) after the Participant files his/her change form.

         [_] Other (Describe)

     The maximum number of such changes by a Participant is as follows:

         [_] No Limit.

         [X]  1  (Insert number, for example 1) per quarter  (Insert period).
             --

(2)  DISCONTINUANCE OF 401(K) AND/OR AFTER-TAX SAVINGS CONTRIBUTIONS  -

     A Participant who is making 401(k) and/or after-tax savings contributions may discontinue them by making formal application as required by the Plan Administrator. Any such discontinuance will be effective as of the first day of the first payroll period which is at least 30 days (Insert period, for example 30 days) after the Participant makes such application.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(3)  TRANSFERS

     A Participant may change the investment of amounts already in his/her Plan accounts by making formal application as required by the Plan Administrator. PROCESSING OF ONE CHANGE MUST BE COMPLETED BEFORE A PARTICIPANT MAY MAKE ANOTHER CHANGE. Any such change will be processed as follows: (Choose one)

     (a) [X] Daily, using the Benephone service and being connected with a MetLife Representative.

             [X] Automated transfers through Benephone. (ONLY AVAILABLE IF
                 YOUR PLAN CAN ACCESS SAME DAY TRADING).

     (b) [_] As soon as reasonably practicable after the Participant files his/her change form, provided that the Participant must file the change form at least ___ days (Insert period, for example 30 days) beforehand.

     (c) [_] As soon as reasonably practicable after the first day of the (Insert period, for example month, quarter, year) which is at least __ days (Insert period, for example 30 days) after the Participant files his/her change form.

         The maximum number of such changes by a Participant is as follows:

             [X] No Limit.

             [_] (Insert number, for example 1) per ___ (Insert period, either month, calendar quarter, calendar half, etc.)


     PLEASE NOTE FOR SAME DAY TRADING: TRANSFERS WILL BE TRADED AT THE NET ASSET VALUE OR UNIT VALUE AT THE CLOSE OF BUSINESS OF THE CURRENT BUSINESS DAY ONLY IF INSTRUCTIONS ARE BOTH RECEIVED AND PROCESSED BY 4:00 P.M. EASTERN TIME.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(4)  CHANGE IN INVESTMENT OF FUTURE CONTRIBUTIONS

     A Participant may change the investment of future contributions to his/her accounts by making formal application as required by the Plan Administrator. PROCESSING OF ONE CHANGE MUST BE COMPLETED BEFORE A PARTICIPANT MAY MAKE ANOTHER CHANGE. Any such change will be processed as follows:

     (a) [X] Daily, using the Benephone system and being connected to a MetLife Representative.

             [X] Automated through Benephone.  (ONLY AVAILABLE IF YOUR PLAN
                 CAN ACCESS SAME DAY TRADING).

     CHANGE WILL ONLY AFFECT CONTRIBUTIONS TAKEN FROM PAY PERIODS ON OR AFTER THE DATE OF CHANGE.

     (b) [X] As soon as reasonably practicable after the Participant files his/her change form, provided that the Participant must file the change form at least 30 days (Insert period, for example 30 days) beforehand.

     (c) [_] As soon as reasonably practicable after the first day of the (Insert period, for example month, quarter, year) which is at least ___ days (Insert period, for example 30 days) after the Participant files his/her change form.


         The maximum number of such changes by a Participant is as follows:

             [X] No Limit.  (Must be elected if "Automated through Benephone".)

             [_] ___ (Insert number, for example 1) per ___ (Insert period, either month, calendar quarter, calendar half, etc.).

                                                                               4
________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(5)  PAYROLL DATES

     [_] Not Applicable.

     [X] The date of the first payroll under MDCG will be  January 1, 1997
                                                           ---------------------
     [_] The first payroll tape or diskette will be received at MetLife on _____
         (Insert approximate date) for the payroll period(s) ending as of ______ (Insert approximate date).

(6)  IN-SERVICE WITHDRAWALS

     If in-service withdrawals are provided for in Section D.3 of this Adoption Agreement, a Participant may request an in-service withdrawal from his/her Plan accounts by making formal application as required by the Plan Administrator. Any such in-service withdrawals are subject to the limitations and restrictions specified by the Plan (including limitations on the maximum in-service withdrawal balance and approval by the Plan Administrator in the case of hardship withdrawals). Payment of an in-service withdrawal will be processed as follows: (Choose one)

         [X] As soon as reasonably practicable after the Participant makes formal application, provided that the Participant must make such
             application 30   days (Insert period, for example 30 days)
             beforehand.

         [_] As soon as reasonably practicable after the first day of the (Insert period, for example month, quarter, year) which is at least ___ days (Insert period, for example 30 days) after the Participant makes formal application.

     The maximum number of in-service withdrawals by a Participant is as follows:

         [X] No Limit.

         [_] (Insert number, for example 1) per ___ (insert period).

     The minimum amount of an in-service withdrawal will be the lesser of:

     (a) $500; or



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     (b) in the case of an in-service withdrawal for financial hardship, the amount necessary to meet the hardship.

























________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     The maximum amount of an in-service withdrawal will be the lesser of:

     (a) in the case of an in-service withdrawal for financial hardship, the amount necessary to meet the hardship,

     (b) $_____ (Indicate dollar restriction on total vested account balance AND/OR any particular contribution type).

     (c) __% (Indicate percentage of the total vested account balance AND/OR any restrictions on withdrawing a particular contribution type).

(7)  WITHDRAWALS BY TERMINATED PARTICIPANTS

     [X] Not Applicable.

     [_] Participants who have separated from service and have left all or a portion of their account balance in the Plan will be allowed to take unscheduled withdrawals from their accounts. The number of such withdrawals will be limited to:

     [_] No Limit.

     [_] _____ (Insert number) per ____ (Insert period).

(8)  AUTOMATIC JOINT AND SURVIVOR ANNUITY

     [_] The automatic form of distribution for married Participants is the Joint & Survivor Annuity unless otherwise elected by the Participant, with spousal consent. (THIS BOX MUST BE CHECKED IF PLAN PREVIOUSLY PROVIDED THE JOINT & SURVIVOR ANNUITY AUTOMATICALLY, FOR MARRIED PARTICIPANTS).

     [X] Not Applicable; the automatic form of distribution is a lump sum payout unless otherwise elected by the Participant.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(9)  RECORDKEEPING EXPENSES

     [X] To be paid directly by the Employer.

     [_] To be deducted from Participants' account balances in the following manner:

         [_] FLAT DOLLAR AMOUNT. Expenses will be deducted from each Participant's account prorata across all contributions types and investment funds. The flat dollar amount will be calculated by dividing the total expense amount by the total number of Participant records in the Plan at the time the allocation is made. (Approximations may be used).

         [_] RATIO METHOD. Expenses will be deducted from each Participant's account prorata across all contribution types and investment funds in the ratio that each Participant's account balance bears to all Participant's account balances in the Plan at the time the allocation is made.

     The expense allocation will be processed: (Choose one)

         [_] Quarterly

         [_] Semi-Annual

         [_] Annual

         [_] Other (Describe)
                             -------------------------------------------

             -----------------------------------------------------------




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(10) 404(C) COMPLIANCE

     [_] The Employer DOES NOT WISH to seek ERISA Section 404(c) compliance.

     [X] The Employer WISHES to comply with ERISA Section 404(c) as of
         January 1, 1997  (Insert date, not earlier then current date).

     [_] The Employer had previously complied with ERISA Section 404(c) as of (Insert date) and wishes to continue compliance under the MetLife Defined Contribution Group program.

(11) EMPLOYER STATUS

     [_] Employer IS NOT a part of a controlled group and/or affiliated service group as defined in Code Section 414(b), (c), (m) or (o).

     [X] Employer IS part of a controlled group and/or affiliated service group as defined in Code Section 414(b), (c), (m) or (o).

         [_] All members of the controlled group and/or affiliated service group are included under this Plan.

(12) WITHDRAWAL SEQUENCE

     Under the MetLife Defined Contribution Group program in-service withdrawals are normally taken from contribution types in order of "easiest access" to "most difficult access", while loan withdrawals are made in the reverse order.

     An example of the sequence of contribution types for an in-service withdrawal might be: Supplemental After-Tax, Basic After Tax, Rollover, Employer Profit Sharing, Employer Match, Supplemental Pre-Tax, Basic Pre-Tax.

     For loans the withdrawal sequence might be: Basic Pre-Tax, Supplemental Pre-Tax, Employer Match, Employer Profit Sharing, Rollover, After-Tax Basic, After-Tax Supplemental.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     THE ORDER IS DETERMINED BY THE EMPLOYER AND APPLIED TO ALL PARTICIPANTS' ACCOUNTS. PLEASE DISCUSS THE WITHDRAWAL SEQUENCES TO BE USED FOR YOUR PLAN WITH YOUR METLIFE PENSION ADMINISTRATOR.



















________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


(13) PRIOR PLAN CONTRIBUTIONS   (Prior to 04/01/98  (Insert date))
                                          --------
     [_] Not Applicable.

     [X] Employer and/or employee contributions were permitted prior to the effective date of this amendment. Therefore, complete the following for each contribution type. ERISA ANTI-CUTBACK REGULATIONS PROHIBIT CHANGING THE PROVISIONS OF PRIOR CONTRIBUTIONS IF THE CHANGES APPLY MORE RESTRICTIVE CONDITIONS TO SUCH PRIOR CONTRIBUTIONS.

         (a) 401(K) SAVINGS CONTRIBUTIONS.

         [_] Not Applicable.     [X] Will continue.      [_] Will not continue.

         [_] Will be subject to all the same provisions of this Adoption
             Agreement.

         [X] Will not be subject to the same provisions of this Adoption
             Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans and vesting) Prior plan money for Participants in the Halter Marine Group, Inc. 401(k) Profit Sharing Plan will be subject to the same provisions of this Adoption Agreement. Benefits accrued for participants of the Fritz Culver, Inc. 401(k) Plan will be subject to Joint & Survivor requirements. Therefore, the automatic form of distribution upon termination for married participants is the Joint & Survivor Annuity unless otherwise elected by the participant with spousal consent. Spousal consent will also be required for withdrawals and loans on the Fritz Culver funds.

         (b) AFTER-TAX CONTRIBUTIONS.

         [X] Not Applicable.     [_] Will continue.      [_] Will not continue.

         [_] Will be subject to all the same provisions of this Adoption
             Agreement.

         [_] Will not be subject to the same provisions of this Adoption
             Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting)
                                                 ----------------------------


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


         (c) EMPLOYER MATCHING CONTRIBUTIONS.

         [_] Not Applicable.      [X] Will continue.    [_] Will not continue.

         [_] Will be subject to all the same provisions of this Adoption
             Agreement.

         [X] Will not be subject to the same provisions of this Adoption
             Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting) Prior plan money for Participants in the Halter Marine Group, Inc. 401(k) Profit Sharing Plan will be subject to the same provisions of this Adoption Agreement. Benefits accrued for participants of the Fritz Culver, Inc. 401(k) Plan will be subject to Joint & Survivor requirements. Therefore, the automatic form of distribution upon termination for married participants is the Joint & Survivor Annuity unless otherwise elected by the participant with spousal consent. Spousal consent will also be required for withdrawals and loans on the Fritz Culver funds.

         (d) EMPLOYER PROFIT SHARING CONTRIBUTIONS.

         [_] Not Applicable.      [_] Will continue.    [X] Will not continue.

         [X] Will be subject to all the same provisions of this Adoption
             Agreement.

         [_] Will not be subject to the same provisions of this Adoption
             Agreement. Instead, (Specify differences, particularly for in-service withdrawals, loans, vesting)

         (e) INVESTMENT OF PRIOR PLAN ASSETS.

         [_] All into the Short Term Fixed Income Account until the conversion is completed. As of the conversion, Participants' existing account balances will be invested in accordance with the investment elections chosen by Participants for their future contributions and in effect at the time of the conversion.




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

         [X] Into the "same type" of investment funds offered under the Plan prior to the effective date of this Adoption Agreement. The Employer has determined the "same investment types" to be:

             From:                              To:

             GIC & Putnam U.S.                  MetLife Guaranteed Fixed
             Government Income Trust            Income Fund
             -----------------------            ------------------------------

             Putnam Growth & Income             SSR Equity Income Fund
             -----------------------            ------------------------------

             Putnam Voyager Fund                Loomis Sayles Small Cap Growth
             -----------------------            ------------------------------

             Trinity Stock                      Halter Marine Stock Fund
             -----------------------            ------------------------------

         [_] Other (Specify)
                             ------------------------------------------------

             ----------------------------------------------------------------

             ----------------------------------------------------------------

         (f) EFFECTIVE DATES.

             Original Plan Effective Date:
                                          ---------------------------------

             Effective Date of changeover to MetLife Defined Contribution Group program: January 1, 1997
                             ----------------------------------------------




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


                                  APPENDIX C

                              EMPLOYER SECURITIES
                           (ADMINISTRATIVE MATTERS)

1. [_] Plan DOES NOT PROVIDE for an Employer Company Stock Option (If checked do not complete the rest of this Appendix).

2.   [X] Plan PROVIDES for an Employer Company Stock Option.

         (a) THE TRUSTEE FOR THE COMPANY STOCK FUND IS:

         The Chase Manhattan Bank, N.A.
         ------------------------------------------------------------

         ------------------------------------------------------------

         (b) COMPANY STOCK IS VALUED:

             [X] Daily                      [_] Semi Annual

             [_] Monthly                    [_] Annual

             [_] Quarterly                  [_] Other

         (c)  INVESTMENT OF COMPANY STOCK: (Choose ALL that apply)

              [_] Employer matching contributions must be initially deposited to the Company Stock Option.  Thereafter, Participants:

                  [_] may                   [_] may not

                  transfer such contributions to other funding option.

              [_] Employer profit sharing contributions must be initially deposited to the Company Stock Option.  Thereafter,
                  Participants:

                  [_] may                   [_] may not



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP. INC
_______________________________________________________________________________

             transfer such contributions to other funding options.

             [X] Participants MAY direct the investment of 401(k) and/or after tax contributions and/or rollover accounts into the Company Stock Option.

             [_] Participants MAY NOT direct the investment of 401(k)
                 and/or after-tax contributions an/or rollover accounts into the Company Stock Option.

             [X] All contribution types may be directed to the Company
                 Stock Option, at the Participant's election.

         (d) DISTRIBUTIONS FROM THE COMPANY STOCK OPTION

             [_] All distributions may be made in cash or in kind, at
                 the Participant's option.

             [_] All distributions will only be made in cash.

             [X] In-service withdrawals and/or loans will only be made in cash.

             [X] Distributions upon separation of service will be made
                 in cash or in kind, at the Participant's option.

             [_] No in-service withdrawals and/or loans my be made from the Company Stock Option.

         (e) COMPANY STOCK IS:

             [_] Privately held

             [X] Publicly held and listed on the: American Stock Exchange
                                                  -------------------------
                 (Insert name(s) of stock exchange(s) and symbol(s)).

         (f) DIVIDENDS:

             [X] Not Applicable.

             [_] Yes, where dividends are: (Choose one)

                 [_] Reinvested in cash.

                 [_] Reinvested in shares.

________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


                                  APPENDIX D
                           PARTICIPANT LOAN PROGRAM

Under Section D.2 of the Adoption Agreement the Halter Marine Group, Inc. 401(k) Profit Sharing Plan permits loans to be made to all parties-in-interest. A Participant may request a loan from his/her Plan accounts by making formal application, as required by the Plan Administrator. Before any loan is made,
Section 12.5 of the Plan requires that a written loan program be established which sets forth the rules and guidelines for making Participant loans. This APPENDIX shall serve as the required written loan program. In addition, the Plan Administrator may use this to serve as, or supplement, any required notice of the loan program to parties-in-interest. The provisions of this loan program are to be effective as of January 1, 1997.

1. Loans are available to active Participants, former Participants who are parties-in-interest and beneficiaries who are parties-in-interest, as defined by ERISA Section 3(14) and, if elected in D.2 of the Adoption Agreement, employees who have made rollover contributions to the Plan but have not yet satisfied the Plan eligibility requirements.

     The Plan Administrator is authorized to administer the Participant loan program. All applications for loans shall be made by a Participant in the manner which the Plan Administrator makes available for such purpose, as indicated below:

         [_] Loans may ONLY be requested by paper application.

         [X] Loans may be requested by electronic OR paper application.

     The Promissory Note/Disclosure Statement will be

         [_] produced by the Plan Administrator and signed by the Participant prior to the Participant's receipt of the loan check. (With this option all loan checks MUST be sent to the Plan Administrator for delivery to Participants.)

         [X] printed on the check stub and deemed to be signed when the Participant negotiates the loan check. Neither MetLife nor the Trustee will maintain copies of the loan notes. (With this option the Plan Administrator must also select one of the following alternatives.)

             [X] Loan checks will be mailed directly to Participants at the addresses held on MetLife's recordkeeping system.

             [_] Loan checks will be mailed to the Employer who will
                 then be responsible for their delivery to Participants.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


2. All loan applications shall be considered by the Plan Administrator within a reasonable time after the Participant makes formal application. Such formal application shall be limited only to paper request if the Participant is required to provide supporting information deemed necessary by the Plan Administrator.

     Payment of a loan will be processed as follows:  (May choose more than one)

         [X] If by paper application, as soon as reasonably practicable after the Participant files his/her loan request documents, provided that the Participant file such documents at least 30 days (Insert period, for example 30 days) beforehand.

         [_] If by paper application, as soon as reasonably practicable after the first day of the ____ (Insert period: month, quarter, year, etc.) which is at least ____ days (Insert period, for example 30 days) after the Participant files his/her loan request documents.

         [X] If by electronic application, within 5 business days following electronic request.

3. The Plan Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances with respect to the Participant. Such criteria shall include, but need not be limited to, the creditworthiness of the Participant and his/her general ability to repay the loan, whether adequate security has been provided for the loan, and whether the Participant agrees, as a condition for receiving the loan, to make repayments through direct, after-tax payroll deductions.

     Loans will be approved provided:  (Choose one)

         [_] If there are any conditions you wish to impose (OTHER THAN A
             SERVICE REQUIREMENT) you must let potential applicants know what they are; for example, the person has not gone bankrupt in the past or if they are in arrears on any current commercial loan. (If this option is elected, loans may NOT be requested by electronic application.)
                                      -------------------------------------
             ---------------------------------

         [_] The Participant has been employed by the Employer for a period of at least ____ (insert period, for example 6 months, one year, etc.).

         [X] No limitations.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     Loans shall be granted:  (Choose one)

         [_] Only in the event of a Participant's hardship or for the purpose of enabling a Participant to meet certain specified financial situations. For this purpose, a loan shall be authorized in the event of: significant health expenses or loss of income resulting from a prolonged illness, disability or death of the Participant or a member of his/her immediate family; establishing the principal residence of the Participant; or payment for a college education (including graduate studies) for the Participant or his/her dependents. The Plan Administrator shall determine whether a Participant qualifies for a loan under this paragraph. (If this option is elected, loans may NOT be requested by electronic application.)

         [X] For any reason considered valid by commercial lenders in the geographic locale where the Participant resides and/or at the location of the plant employing the Participant.


4. With regard to any loan made pursuant to this program, the following rule(s) and limitation(s) shall apply, in addition to such other requirements set forth in the Plan and this program:

     (a) The maximum number of loan requests by a Participant is 1   (Insert
         number, for example 1) per ___ (Insert period, for example plan year).

     (b) The maximum number of loans to a Participant that may be outstanding at any one time is: (Total cannot exceed 3)

             [_]  1  personal and/or home loans
                 ---
             [_] personal loans and ________________ home loans

     (c) The maximum term for a personal loan will be five years. If a Participant requests a loan for the acquisition of a principal residence of the Participant, then the maximum repayment period may be no more than 5 . (Not more than 30 years.)

     (d) The minimum term for loans will be __________________. (Indicate period in whole months; for example 1 year, 6 months, etc.)



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________

     (e) The minimum amount of each loan is $1,000.  (Not more than $1,000.)

     (f) The maximum amount of a loan cannot exceed the lesser of 50% of the Participant's vested accrued account or $50,000 less the highest outstanding total loan balances during the previous 12 month period, or a lower maximum of: (Insert any other restrictions, for example: the amount of the loan cannot exceed 50% of the Participant's vested Employer Contribution Account.)
                                        -------------------------------------
         Restrict to EE $ only, ER $ is included in amount available.
         --------------------------------------------------------------------

         --------------------------------------------------------------------

     (g) All loans made pursuant to this program shall be considered a directed investment from the account(s) of the Participant maintained under the Plan. Principal and interest will be amortized over the duration of the loan. All payments of principal and interest made by the Participant shall be credited only to the account(s) of such Participant.

     (h) Loans may only be prepaid in full and may not be prepaid prior to the date on which the twelfth monthly payment has been made. If the term of the loan is for a period of twelve months or less, the loan may

             [_] be prepaid in full at any time.

             [X] NOT be prepaid.

     (i) Loan amounts will be withdrawn from a Participant's account first by contribution type (based on the withdrawal sequence for loans elected by the Employer) and then pro rata across all funding options in which the applicable contribution type is invested.

     (j) Loan repayments of principal and interest will be reinvested in accordance with the investment instructions then in effect for new contributions being made on behalf of the Participant at that time.
         If loan repayments are being made for a Participant who is not making new contributions, such loan repayments will be invested in accordance with the last investment instructions in effect prior to the Participant's cessation of new contributions. Repayments will be deposited to contribution types in the reverse order from which the loan was withdrawn.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


     (k) Loan repayments

             [_] may

             [X] may not

         be suspended for up to one year because of a leave of absence which is either unpaid or where the Participant's rate of pay after income and employment tax withholding is less than the amount of the installment payment required under the terms of the loan note. If loan repayments are allowed to be suspended, then upon the earlier of the Participant's return to employment with the Employer or a period of one year, loan repayments will again commence in amounts which will be NO LESS than the amounts of the loan payments made immediately prior to the period of suspension and which will allow the loan to be fully repaid by the date originally scheduled.

     (l) Section 201.08(1) of the Florida Statutes imposes an excise tax (Florida Documentary Stamp Tax) on promissory notes or "assignments of salaries, wages or other compensation made, executed, delivered, sold, transferred or assigned" in Florida. The tax is 35 cents for each $100 and portion thereof, of the amount of the loan.

             [_] The Plan Administrator has determined that this tax IS NOT applicable to loans negotiated in the State of Florida.

             [X] The Plan Administrator has determined that this tax IS applicable to loans negotiated in the State of Florida. (If checked complete the following)

                 [X] Tax will be deducted from participant's account after the loan is processed.

                 [_] Tax will be charged to the Plan Administrator.


________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


5. Any loan granted or renewed under this program shall bear a reasonable rate of interest. In determining such rate of interest, the Plan shall require a rate of return commensurate with the prevailing interest rate charged on similar commercial loans under like circumstances by persons in the business of lending money. Such prevailing interest rate standard shall permit the Plan Administrator to consider factors pertaining to the opportunity for gain and risk of loss that a professional lender would consider on a similar arms-length transaction.

     In establishing the rate of interest, the Plan Administrator shall conduct a reasonable and prudent inquiry with professional lenders in the same geographic locale where the Participant resides and/or at the location of the plant employing the Participant to determine such prevailing interest rate for loans under like circumstances, or may elect to use the rate of interest established by the Trustee.

     The interest rate for the lifetime of the loan will be set as of the close of the last business day of the month preceding each quarter (Insert period, for example month, calendar quarter, etc.), and will be based on the Prime Rate set by Chase Manhattan Bank (Insert name of commercial lender) plus 1 % (Insert percentage).

6. The Plan shall require that adequate security be provided by the Participant before a loan is granted. For this purpose, the Plan shall consider a Participant's interest under the Plan to be adequate security, subject to such limitations as are imposed by Section 12.5(c) and (d) of the Plan. It shall be the policy of the Plan not to make loans which require security other than the Participant's vested interest in the Plan.



________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


7. A default shall occur upon the failure of a Participant to pay interest and principal due:

         [X] within 90 days (Insert period, for example 90 days) after missing a payment.

         [_] by the end of the calendar quarter following the calendar quarter in which payment is missed.

     In such event, the outstanding balance of the loan shall be immediately due and payable and will become taxable to the Participant to the extent that the outstanding amount consists of taxable monies. However, since the Participant's account balance is the security for the defaulted loan, the Plan Administrator shall defer enforcement of its security interest until a distributable event occurs. If default of a loan has not occurred prior to termination of employment for any reason, then the Plan Administrator's election below will determine whether or not the loan is immediately due and payable upon such termination of employment.

         [X] If an active Participant has an outstanding loan balance and leaves employment for any reason, then such outstanding loan balance is immediately due and payable. (Participants should be advised to seek counsel concerning the tax implications.)

         [_] If an active Participant has an outstanding loan balance and leaves employment for any reason then such outstanding loan balance may continue to be repaid according to the same repayment schedule in effect prior to separation of service, as long as the terminated Participant leaves all or a portion of his/her account balance in the Plan. (IF THIS OPTION IS CHOSEN, THE PLAN ADMINISTRATOR MUST AGREE THAT LOAN REPAYMENTS MAY ONLY BE SUBMITTED TO METLIFE THROUGH EMPLOYER GENERATED INPUT. METLIFE WILL NOT ACCEPT CHECKS FROM INDIVIDUAL PARTICIPANTS OR FORMER PARTICIPANTS).




________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP

HALTER MARINE GROUP, INC.
________________________________________________________________________________


8. The MetLife Defined Contribution Group program may charge a NON-REFUNDABLE loan application fee of $50 at the time a loan is requested. Such fee will be:

         [_] charged to the Plan Administrator. The Plan Administrator may, at its discretion, charge this loan fee back to the Participant. However, in doing so the Plan Administrator assumes the responsibility of collecting payment from individual Participants, cashing such checks and wiring the payment (or sending a Company check) to MetLife at the time the Plan is billed. METLIFE WILL NOT ACCEPT INDIVIDUAL PARTICIPANT CHECKS AS PAYMENT FOR LOAN APPLICATION FEES.

         [X] charged to the Participant and deducted from his/her account after the loan is processed.



Adopted this _____ day of ____________________, 19___. This loan program may be amended from time to time by a writing signed by all parties hereto.



---------------------------------------------------------------
Plan Administrator's Signature



Richard T. McCreary, Senior Vice President, Administration
---------------------------------------------------------------
Plan Administrator's Name and Title   (Please print or type)








________________________________________________________________________________
METLIFE DEFINED CONTRIBUTION GROUP
                                                                              23